UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/17/2009

Law Enforcement Associates Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49907

Nevada	56-2267438
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2609 Discovery Drive, Suite 125, Raleigh, NC 27616
(Address of principal executive offices, including zip code)

(919) 872-6210
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 3, 2009, the Board of Directors of Law Enforcement Associates Corporation (the "Company") appointed a committee of disinterested directors to investigate the allegations made by Paul Feldman, the Company's former President, CEO and director, in a filing with the U.S. Department of Labor ("DOL"). Mr. Feldman's allegations were previously disclosed in the Company's Form 8-K filed with the Commission on December 1, 2009, and the formation of the independent committee was disclosed in the Company's Form 8-K filed with the Commission on December 11, 2009. The committee consists of W. Lyndo Tippett, the committee's chairman, and William Alan Terry. The committee engaged Lisa Grafstein, of the Law Office of Lisa Grafstein, P.L.L.C., as independent legal counsel. As previously disclosed in the Company's Form 8-K filed with the Commission on December 15, 2009, the committee was also tasked with investigating similar allegations made to the DOL by Mr. Martin Perry, a former Director of Sales and director of the Company.

On December 17, 2009, Ms. Grafstein, having completed her investigation in conjunction with the committee, delivered her report. Such report was accepted by the committee and presented to the full Board. The report is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking and Cautionary Statements

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Among other things, these statements relate to our financial condition, results of operations and future business plans, operations, opportunities and prospects. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases "may," "could," "should," "expect," "anticipate," "plan," "believe," "seek," "estimate," "predict," "project" or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf.   In our most recent Form 10-K, we have included risk factors and uncertainties that might cause differences between anticipated and actual future results.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit
Number        Description
99.1            LEA Special Investigation Committee Report issued December 17 2009 - without exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Law Enforcement Associates Corporation

Date: December 17, 2009	By:	/s/ Paul Briggs
Paul Briggs
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	LEA Special Investigation Committee Report issued December 17 2009 - without exhibits